Exhibit 10.90

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 2, dated as of June 28, 2007 (the “Amendment”) is to the FOURTH AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, dated as of September 28, 2006 (as amended, modified and supplemented from time to time in accordance with its terms, the “Agreement”), each by and among Crompton & Knowles Receivables Corporation, a Delaware corporation, as Seller (the “Seller”), Chemtura Corporation (f/k/a Crompton Corporation), a Delaware corporation, as the initial Collection Agent (the “Initial Collection Agent”), and, together with any successor thereto, the “Collection Agent”), ABN AMRO Bank N.V., as agent for the Purchaser Group to which Amsterdam is a party and the Purchasers (the “Agent”), Calyon New York Branch (“Calyon”), as the Purchaser Agent for the Purchaser Group to which Atlantic is a party, Wachovia Bank, National Association (“Wachovia”), as Letter of Credit issuer (in such capacity, the “LC Issuer”) and as Purchaser Agent for the Purchaser Group to which VFCC is a party, the related bank purchasers party to the Agreement (the “Related Bank Purchasers”), Amsterdam Funding Corporation (“Amsterdam”), as a Conduit Purchaser, Atlantic Asset Securitization LLC (“Atlantic”), as a Conduit Purchaser, Variable Funding Capital Company, LLC (“VFCC”), as a Conduit Purchaser.

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into and are currently party to the Agreement;

WHEREAS, the Buyer and the other parties to the Purchase Agreement desire to amend the Purchase Agreement in certain respects to exclude certain Receivables generated by the Originators;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.  Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement, or if not defined therein, in the Purchase Agreement.

SECTION 2.  Amendments to Agreement.

(a)     From and after the date hereof, Section 1.1(a) of the Agreement shall be amended by inserting “owned by the Seller” at the end of the first sentence of such Section, and by adding at the end of such Section:

“For the avoidance of doubt, the Purchasers shall not at any time on or after June 22, 2007 acquire any interest in any Excluded Assets, and all calculations hereunder made at any time on or after June 22, 2007 shall be made without including any Excluded Assets.

SECTION 3.  Repurchase; Release of Lien. (a) On June 28, 2007, Buyer shall repurchase from the Purchasers the undivided ownership held by the Purchaser in any Excluded Assets owned by the Buyer on June 22, 2007, which Excluded Assets are set forth on Schedule 1 hereto and shall pay to the Purchasers on such date in immediately available funds a purchase price (the “Purchase Price”) in an amount equal to the sum of the then Unpaid Balance of each Receivable that is an Excluded Asset, which amount is $19,164,638.95. All amounts paid by the Buyer to the Purchasers pursuant to this Section 3 shall be deemed to be Collections under the Transaction Documents.

(b)           Upon receipt by the Purchasers of the Purchase Price in immediately available funds, the Purchasers will release, without the need for further action, its lien and security interest in and to the Excluded Assets. The Purchasers will thereafter execute, at the expense of the Buyer, release documents that, when delivered and registered in the appropriate public offices, will evidence the release of the Excluded Assets from the lien created pursuant to the terms of the Agreement.

SECTION 4.  Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

SECTION 5.  Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION 6.  Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CROMPTON & KNOWLES RECEIVABLES CORPORATION, as Seller	CHEMTURA CORPORATION (F/K/A CROMPTON CORPORATION), as Initial Collection Agent

By:	/s/ [ILLEGIBLE]		By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary		Title:	Vice President and Secretary
Address:	199 Benson Road Middlebury, Connecticut		Address:	199 Benson Road Middlebury, Connecticut 06749
	06749			Attention:	Carol Anderson
	Attention:	Carol Anderson		Telephone:	203-573-3674
	Telephone:	203-573-3674		Telecopy:	203-573-2343
	Telecopy:	203-573-2343

Notices sent to:	Notices sent to:

199 Benson Road	199 Benson Road
Middlebury, Connecticut 06749	Middlebury, Connecticut 06749
Attention: Thomas O’Connor	Attention: Thomas O’Connor

With a copy to:	With a copy to:

CHEMTURA CORPORATION	CHEMTURA CORPORATION
199 Benson Road	199 Benson Road
Middlebury, Connecticut 06749	Middlebury, Connecticut 06749
Attention: Treasurer	Attention: Treasurer

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

ABN AMRO BANK N.V., as the Agent	ABN AMRO BANK N.V., as the Related Bank Purchaser for Amsterdam and as the Amsterdam Purchaser Agent

By:	/s/ [ILLEGIBLE]
Title:	SVP
		By:	/s/ [ILLEGIBLE]
		Title:	SVP
By:	/s/ [ILLEGIBLE]
Title:	VP
Address:	Structured Finance,	By:	/s/ [ILLEGIBLE]
	Asset Securitization	Title:	VP
	540 West Madison Street,	Address:	Structured Finance,
	27th Floor		Asset Securitization
	Chicago, Illinois 60661		540 West Madison Street
	Attention: Purchaser Agent		27th Floor
	Telephone: (312) 904-6263		Chicago, Illinois 60661
	Telecopy: (312) 992-1527		Attention: Administrator– Amsterdam
Telephone: (312) 904-6263
Telecopy: (312) 992-1527

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

AMSTERDAM FUNDING CORPORATION

By:	/s/ [ILLEGIBLE]
Title:	Vice President
Address:	c/o Global Securitization
Services, LLC
445 Broad Hollow Road
Suite 239
Melville, NY 11747
Attention: Bernard J. Angelo
Telephone: (631) 587-4700
Telecopy: (212) 302-8767

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as the LC Issuer, the Related Bank Purchaser for VFCC and as the VFCC Purchaser Agent

By:	/s/ [ILLEGIBLE]
Title:	VICE PRESIDENT
Address:	171 17th Street NW, 4th Floor
Atlanta, GA 30363
Attention: Michael Landry
Telephone: (404) 214-6388
Telecopy: (404) 214-5481

With a copy (in the case of any matter relating to a Letter of Credit) to:

Wachovia Bank, National Association
201 South College Street
6th Floor, Mail Code NC 0601
Charlotte, NC 28288
Attention: Sherry McInturf, Conduit Operations
Fax:	(704) 383-6036

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

VARIABLE FUNDING CAPITAL COMPANY, LLC

BY:	WACHOVIA CAPITAL MARKETS, LLC, as Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.
Douglas R. Wilson, Sr.
Title:	Director
Address:	Variable Funding Capital
Company
c/o Wachovia Bank, National Association
301 S. College St.
FLR TRW 10 NC 0610
Charlotte, NC 28288-0610
Attention: Douglas R. Wilson Sr.
Telephone: (704) 374-2520
Telecopy: (704) 383-9579

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

CALYON NEW YORK BRANCH, as the Related Bank Purchaser for Atlantic and as the Atlantic Purchaser Agent

By:	/s/ Sam Pilcer
SAM PILCER
Title:	MANAGING DIRECTOR

By:	/s/ Kostantina Kourmpetis
Kostantina Kourmpetis
Title:	Managing Director
Address:	1301 Avenue of the Americas
New York, NY 10019-6022
Attn: Sam Pilcer
Telephone: (212) 261-3548
Telecopy: (212) 459-3258

ATLANTIC ASSET SECURITIZATION LLC

By:	/s/ Sam Pilcer
SAM PILCER
Title:	MANAGING DIRECTOR

By:	/s/ Kostantina Kourmpetis
Kostantina Kourmpetis
Title:	Managing Director
Address:	1301 Avenue of the Americas
New York, NY 10019-6022
Attn: Tina Kourmpetis
Telephone: (212) 261-7814
Telecopy: (212) 459-3258

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT

SCHEDULE 1

LIST OF EXCLUDED ASSETS TO BE REPURCHASED

AMENDMENT 2 TO 4TH A&R RECEIVABLES SALE AGREEMENT